Exhibit 99.1

LanzaTech Announces AMCI Stockholder Approval for their Business Combination as well as Additional PIPE Investments and Forward Purchase Agreement

AMCI Stockholders have approved the previously announced business combination with LanzaTech at the Special Meeting held on February 6, 2023

Entered into $100 million forward purchase agreement to enhance financial flexibility

Secured $5 million of additional common equity PIPE investments from existing & new strategic investors

Transaction is anticipated to close promptly and LanzaTech is thereafter expected to commence trading on Nasdaq

Chicago, IL and Greenwich, Conn., (February 6, 2023) -- AMCI Acquisition Corp. II (“AMCI”) (Nasdaq: AMCI), a publicly-traded special purpose acquisition company, and LanzaTech NZ, Inc. (“LanzaTech”), an innovative carbon capture and transformation company that converts waste carbon into materials such as sustainable fuels, fabrics, packaging and other products that people use in their daily lives, today announced that AMCI’s stockholders have approved their business combination (the “Business Combination”). The company also announced it has entered into a $100 million forward purchase agreement with ACM ARRT H LLC to enhance financial flexibility. AMCI and LanzaTech also announced that they have received additional PIPE investments from existing and new PIPE investors.

“We are pleased to complete this transaction and solidify our partnership with LanzaTech. We appreciate the support of our stockholders at today’s vote,” said Nimesh Patel, Chief Executive Officer of AMCI Acquisition Corp. II. “We are proud to continue this journey with LanzaTech and are excited about what they will be able to accomplish on their mission of enabling a lower-carbon world.”

“We are excited to reach this critical milestone in our corporate journey, made possible by the immeasurable and enduring support from our many partners across the globe,” said Dr. Jennifer Holmgren, Chief Executive Officer of LanzaTech. “Once completed, our business combination with AMCI will mark a transformative step in LanzaTech’s quest towards enabling a cleaner world. Our upsized PIPE illustrates the valuable support we continue to receive from new and existing strategic investors. We are confident that with our new public platform and financial resources, we will be able to accelerate and amplify our mission of creating a post pollution future for all.”

Shareholder Approval for Business Combination

AMCI’s stockholders of record as of the close of business on December 28, 2022 (the “AMCI Stockholders”) voted to approve the previously proposed Business Combination and all other proposals presented at AMCI’s special meeting of stockholders held on February 6, 2023 (the “Special Meeting”). Holders of approximately 86% of AMCI’s issued and outstanding shares were present at the Special Meeting. Approximately 95% of the votes cast at the Special Meeting, representing approximately 82% of AMCI’s outstanding shares, voted to approve the Business Combination. The results of the vote will be included in a Current Report on Form 8-K to be filed by AMCI with the U.S. Securities and Exchange Commission (the “SEC”). The Business Combination is expected to close upon the satisfaction of all closing conditions. Upon the closing of the Business Combination, AMCI will be renamed “LanzaTech Global, Inc.” and its common stock is expected to be listed on Nasdaq under the ticker symbol “LNZA.”

LanzaTech Enters into Forward Purchase Agreement to Enhance Financial Flexibility

Additionally, LanzaTech announced today that it has entered into a forward purchase agreement for up to $100 million with ACM ARRT H LLC. Please refer to AMCI’s current report on Form 8-K, filed today with the SEC, for additional information.

LanzaTech and AMCI Secure $5 Million of Additional PIPE Investment

AMCI and LanzaTech announced that they have received additional common equity PIPE investments from an existing PIPE investor Oxy Low Carbon Ventures LLC as well as a new PIPE investor. The total additional PIPE investment is $5 million, increasing the previously announced common equity PIPE to $185 million.

About LanzaTech

Headquartered in Skokie, Ill., LanzaTech transforms waste carbon into materials such as sustainable fuels, fabrics, packaging, and other products. Using a variety of waste feedstocks, LanzaTech’s technology platform highlights a future where consumers are not dependent on virgin fossil feedstocks for everything in their daily lives. LanzaTech’s goal is to challenge and change the way the world uses carbon, enabling a new circular carbon economy where carbon is reused rather than wasted, skies and oceans are kept clean, and pollution becomes a thing of the past. For more LanzaTech visit https://lanzatech.com.

About AMCI Acquisition Corp. II

AMCI Acquisition Corp. II is a blank check company formed for the purpose of effecting a merger with a business focused on decarbonizing the heavy industrial complex and transitioning the global energy mix to a lower carbon footprint. AMCI’s sponsor is an affiliate of the AMCI group of companies. AMCI invests in and operates industrial businesses focused on natural resources, transportation, infrastructure, metals, and energy, with an existing portfolio of 20 companies located around the world. AMCI is led by Chief Executive Officer Nimesh Patel, President Brian Beem, and Chief Financial Officer Patrick Murphy.

Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of AMCI and LanzaTech. These statements are based on the beliefs and assumptions of the management of AMCI and LanzaTech, respectively. Although AMCI and LanzaTech believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither AMCI nor LanzaTech can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, AMCI’s management and LanzaTech’s management, respectively. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of AMCI and LanzaTech, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can AMCI or LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to AMCI, LanzaTech or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. AMCI and LanzaTech prior to the Business Combination, and the combined company following the Business Combination, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Contacts

Media Contact - LanzaTech

Freya Burton, Chief Sustainability Officer

lanzatechPR@icrinc.com

Investor Relations Contact - LanzaTech

Omar El-Sharkawy

Director, Corporate Development

LanzatechIR@icrinc.com

AMCI Contact

Nimesh Patel

Chief Executive Officer

info@amcigroup.com